                                                                     EXHIBIT 3.7

                              AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION OF

                             CO-STEEL RARITAN, INC.

Pursuant to the provisions of N.J.S.A. Section 14A:9-5(3), the undersigned does hereby amend and restate the Certificate of Incorporation of Co-Steel Raritan, Inc. (the "Corporation") in its entirety as follows:

                                    ARTICLE I

                                      NAME

The name of the Corporation is "Co-Steel Raritan, Inc."

                                   ARTICLE II

                                     PURPOSE

The purpose for which this Corporation is organized is to engage is lawful act or activity within the purposes for which corporations may be organized under N.J. S.A. 14A:1-1 et seq.


                                   ARTICLE III

                          REGISTERED AGENT AND ADDRESS

The name of the Corporation's current registered agent is Louis F. Hagan. The address of the Corporation's current registered office is c/o Co-Steel Raritan, Inc., 225 Elm Street, P.O. Box 309, Perth Amboy, New Jersey 08862.

                                   ARTICLE IV

                                  CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is One Thousand (1,000) shares of Common Stock, no par value per share.


                                    ARTICLE V

                               BOARD OF DIRECTORS

The current members of the Corporation's Board of Directors and their addresses are:

                                 Terry G. Newman
                                  Co-Steel Inc.
                              Hopkins Street South
                               Whitby, ON L1N 5T1

                                 Lorie Waisberg
                                  Co-Steel Inc.
                              Hopkins Street South
                               Whitby, ON L1N 5T1

                               Andy W. Boulallger
                                  Co-Steel Inc.
                              Hopkins Street South
                               Whitby, ON L1N 5T1

                                 Louis F. Hagan
                             Co-Steel Raritan, Inc.
                                 225 Elm Street
                              Perth Amboy, NJ 08861

                                C. Kenneth Shank
                        Wileutt, Goldman & Spitzer, P,A.
                           90 Woodbridge Center Drive
                            Woodbridge, NJ 07095-9811

                                   ARTICLE VI

                                    DURATION

The duration of the Corporation is perpetual.

                                   ARTICLE VII

                    LIMITATION OF LIABILITY; INDEMNIFICATION

A director or officer shall not be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders, except that this provision shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the Corporation or its shareholders,
(b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit, In this regard the Corporation shall indemnify a director or officer against his or her expenses in connection with any proceeding by or ill the right of the Corporation to procure a judgment in its favor which involves the director or officer by reason of his or her being or having been such a director or officer, if he or she acted In goad faith and in a manner he or she behaved to be in, or not opposed to, the best interest of the Corporation.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation was adopted by the consent of its sole shareholder on April 19, 2002.



Date of Execution:
April 19, 2002

                                                     CO-STEEL RARITAN, INC.

                                                     By:  /s/Terry G. Newman
                                                          ----------------------
                                                          Terry G. Newman
                                                          President

                             CERTIFICATE OF ADOPTION

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             CO-STEEL RARITAN, INC.

Pursuant to Section, 14A:9-5(5), Corporations, General, of the New Jersey statutes, the undersigned corporation hereby executes the following certificate:

The undersigned, Terry G. Newman, President of Co-Steel Raritan, Inc., a New Jersey corporation (the "Corporation"), hereby certifies as follows:

1. The name of the Corporation is Co-Steel Raritan, Inc.

2. The attached Amended and Restated Certificate of Incorporation of the Corporation was duly adapted on April 19, 2002,

3. The manner by which the Amended and Restated Certificate of Incorporation was adopted was by the unanimous written consent of the Corporation's sole shareholder.

4. Upon the Amended and Restated Certificate of Incorporation becoming effective, all shares of all classes of the Corporation's stock, all of which are held by the sole shareholder, shall be converted into and exchanged for 100 shares of the Corporation's Common Stock, which shares shall represent 100 percent of the Corporation's issued and outstanding shaves of capital stock following such exchange.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned on this 24th day of April, 2002.

                                              CO-STEEL RARITAN, INC.

                                              By: /s/Terry G. Newman
                                                  ------------------------------
                                                  Terry G. Newman
                                                  President

                                                             Mail to:
REG - C - EA                  STATE OF NEW JERSEY            P.O. Box 308
(02-02)                       DIVISIONS OF REVENUE           Trenton, NJ  08625
                        BUSINESS ENTITY AMENDMENT FILING

--------------------------------------------------------------------------------
Fill out the applicable information below and sing in the space provided. Please note that once filed, the information on this page is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount for this filing. Use attachments if more space is required for any field, or if you wish to add articles for the public record.
--------------------------------------------------------------------------------

A.       Business Name: Co-Steel Raritan, Inc.

B. Statutory Authority for Amendment: 14A:9-4(3) See Instructions for List of Statutory Authorities)

C. ARTICLE I OF THE CERTIFICATE of Incorporation XX Formation o, Registration o, Authority o, Limited Partnership o, of the above-referenced business is amended to read as follows: (Use attachment if more space is required)

       The name of the Corporation is "Gerdau Ameristeel Perth Amboy Inc."

D.       Other Provisions: (Optional)

E.       Date Amendment was Adopted: January 9, 2003.

F. CERTIFICATION OF CONSENT/VOTING: (If required by one of the laws cited below, certify consent/voting) N.J.S.A. 14A:9-1 et seq. or N.J. S.A. 15A9-1 et seq., Profit and Non-Profit Corps. Amendment by the Incorporators

         o Amendment was adopted by unanimous consent of the Incorporators.

N.J.S.A. 14A:9-2(4) and 14A:9-4(3), Profit Corps., Amendment by the Shareholders

XX Amendment was adopted by the Directors and thereafter adopted by the Shareholders

Number of shares outstanding at the time the amendment was adopted 1,000, and total number of shares entitled to vote hereon 1000. If applicable list the designation and number of each class/series of shares entitled to vote: List votes for and against and if applicable, show the vote by designation and number of each class/series of shares entitled to vote:

Number of Shares Voting for Amendment                    Number of Shares Voting Against Amendment
-------------------------------------                    -----------------------------------------
               1000                                                         0

** If the amendment provides for the exchange, reclassification, or cancellation of issued shares, attach a statement indicating the manner in which same shall be effected.

N.J.S.A. 15A:9-4, Non-profit Corps., Amendment by Members or Trustees The corporation has o does not have o members. If the corporation has members, indicate the number entitled to vote _______, and how voting was accomplished:

o At a meeting of the corporation. Indicate the number VOTING FOR _____ and VOTING AGAINST _______. If any class(es) of members may vote as a class, set forth the number of members in each class, the votes for and against by class, and the number present at the meeting:

     Class      Number of Members       Voting for Amendment    Voting Against Amendments
     -----      -----------------       --------------------    -------------------------



o Adoption was by unanimous written consent without a meeting.

If the corporation does not have members, indicate the total number of Trustees ___________, and how voting was accomplished:

o At a meeting of the corporation. The number of Trustees VOTING FOR _________ and VOTING AGAINST __________.

o Adoption was by unanimous written consent without a meeting.

G.       AGENT/OFFICE CHANGE___________________________________________
________________________________________________________________________________

New Registered Agent:___________________________________________________________

Registered Office: (Must be a NJ street address)

Street____________________________________City____________________Zip___________

H. SIGNATURE(S) FOR THE PUBLIC RECORD (See Instructions for Information on Signature Requirements)

________________________________________________________________________________

Signature  /s/Phillip E. Casey         Title President         Date: 1/9/2003
           -------------------               ---------------         -----------
           Phillip E. Casey
________________________________________________________________________________

Signature  ___________________         Title _______________   Date: ___________

The above-signed certifies that the business entity has complied with all applicable NJ statutory filing requirements.

                                                             STATE OF NEW JERSEY
                                                          DEPARTMENT OF TREASURY
                                           FILING CERTIFICATION (CERTIFIED COPY)



                       GERDAU AMERISTEEL PERTH AMBOY INC.

         I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate of Merger Filed in this office September 30, 2003 as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.



                                       IN TESTIMONY WHEREOF, I have
                                         hereunto set my hand and affixed
                                         my Official Seal at Trenton, this
                                         1st day of October, 2003





                                            John E. McCormac



                                            John E. McCormac, CPA
                                            State Treasurer

                                                                    FILED
                                                              September 30, 2003
                                                                State Treasurer


                              CERTIFICATE OF MERGER
                                       OF
                     GERDAU AMERISTEEL DISTRIBUTION US INC.
                                  WITH AND INTO
                       GERDAU AMERISTEEL PERTH AMBOY INC.


         Pursuant to Title 8, Section 252 of the Delaware General Corporation Law ("DGCL") and Title 14A:10 of the New Jersey Statutes Annotated ("N.J.S.A."), the undersigned corporation hereby certifies to the following facts relating to the merger of Gerdau Ameristeel Distribution Inc., a Delaware corporation, with and into Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation:

         FIRST: The name and state of incorporation of each of the constituent corporations are Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation and Gerdau Ameristeel Distribution US Inc., a Delaware corporation.

         SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Section 252 of the DGCL and Title 14A:10 of the N.J.S.A. A copy of the executed Agreement and Plan of Merger is attached hereto as Exhibit A.

         THIRD: The name of the surviving corporation is Gerdau Ameristeel Perth Amboy Inc.

         FOURTH: The Certificate of Incorporation of Gerdau Ameristeel Perth Amboy Inc. shall be the Certificate of Incorporation of the surviving entity.

         FIFTH: The shareholders of each of the constituent corporations approved of the Agreement and Plan of merger on September 29, 2003. The number of shares of each constituent corporation entitled to vote on the merger, and the number of shares of each constituent corporation voted for and against the Agreement and Plan of Merger are as set forth below:

Corporation                      Number of Shares Entitled    Number of Shares voted in     Number of Shares Voted
                                          to Vote                       Favor                       Against
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gerdau Ameristeel                           100                          100                           0
Distribution US Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gerdau Ameristeel Perth Amboy               100                          100                           0
Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

         SIXTH: The merger is to become effective upon the later to occur of (i) the filing of this Certificate of Merger with the Secretary of State of the State of Delaware and (ii) the filing of this Certificate of Merger with the Secretary of State of the State of New Jersey.

         SEVENTH: An executed copy of the Agreement and Plan of Merger is on file at 225 Elm Street, Perth Amboy, New Jersey 08862, the place of business of the surviving corporation.

         EIGHTH: An executed copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporation.

         NINTH: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 225 Elm Street, Perth Amboy, New Jersey 08862.

                        [signatures follow on next page]

         IN WITNESS WHEREOF, each of the constituent corporation has caused this certificate to be signed by an authorized officer as of the 29th day of September, 2003



                                            GERDAU AMERISTEEL PERTH AMBOY INC.



                                            By:    Tom Landa
                                                   -----------------------------
                                                   Tom J. Landa
                                                   Executive Vice President,
                                                   Finance & Administration



                                            GERDAU AMERISTEEL DISTRIBUTION
                                            US INC.



                                            By:    Tom Landa
                                                   -----------------------------
                                                   Tom J. Landa
                                                   Executive Vice President,
                                                   Finance & Administration

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                      GERDAU AMERISTEEL DISTRIBUTION INC.,
                             A DELAWARE CORPORATION

                                       AND

                       GERDAU AMERISTEEL PERTH AMBOY INC.,
                            A NEW JERSEY CORPORATION


         This AGREEMENT AND PLAN OF MERGER (the "Agreement"), by and between Gerdau Ameristeel Distribution Inc., a Delaware corporation ("Distribution US"), and Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation ("Perth Amboy"), is made as of the 29th day of September, 2003.

                               W I T N E S S E T H

         WHEREAS, each of Distribution US and Perth Amboy desire hereby to set forth the terms and conditions upon which Distribution US shall merge with and into Perth Amboy (the "Merger"), following which Perth Amboy shall be the surviving corporation (sometimes hereinafter in such capacity, the "Survivor"); and

         WHEREAS, Section 252 of the General Corporation Law of the State of Delaware (the "DGCL") authorizes the merger of a Delaware corporation and a foreign corporation, and Title 14A:10-7 of the New Jersey Statutes Annotated ("NJSA") authorizes the merger of a New Jersey corporation and a foreign corporation; and

         WHEREAS, the Board of Directors of Distribution US has (i) approved this Agreement and the consummation of the Merger, and (ii) caused this Agreement to be submitted to the sole shareholder of Distribution US for approval; and

         WHEREAS, the Board of Directors of Perth Amboy has (i) approved this Agreement and the consummation of the Merger, and (ii) caused this Agreement to be submitted to the sole shareholder of Perth Amboy for approval; and

         WHEREAS, the sole shareholder of Distribution US and the sole shareholder of Perth Amboy have each approved of the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   THE MERGER

Section 1.01 - The Merger

         (a) Pursuant to the terms of this Agreement, Distribution US shall merge with and into Perth Amboy. Perth Amboy shall cause to be filed a Certificate of Merger (the "Merger Certificate") with the Office of the Secretary of State of the State of Delaware. The Merger will take effect upon the later to occur of (i) the filing of the Merger Certificate with the Secretary of State of the State of Delaware and (ii) the filing of the Merger Certificate with the Secretary of State of the State of New Jersey (the "Effective Time").

         (b) At the Effective Time, Distribution US shall be merged with and into Perth Amboy, whereupon the separate existence of Distribution US shall cease, and Perth Amboy shall be the surviving entity of the Merger.

         (c) Perth Amboy as the surviving corporation shall continue its existence as a corporation under the laws of the State of Delaware.

                                   ARTICLE II
                                  THE SURVIVOR

Section 2.01 - The Survivor

         The name of the surviving corporation is Gerdau Ameristeel Perth Amboy Inc.

Section 2.02 - Certificate of Incorporation

         The Certificate of Incorporation of Perth Amboy in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Survivor unless and until duly amended as provided therein or by applicable law.

                                   ARTICLE III
                       TRANSFER OF ASSETS AND LIABILITIES

Section 3.01 - Transfer and Conveyance

         At the Effective Time, all of the rights, privileges and powers of Perth Amboy and Distribution US, and all property, real, personal and mixed, and all debts due to each of Perth Amboy and Distribution US, as well as all other things and causes of action belonging to each of Perth Amboy and Distribution US shall be vested in Perth Amboy as the Survivor, and shall thereafter be the property of the Survivor.

Section 3.02 Assumption

         At the Effective Time, Perth Amboy, as the Survivor, shall be liable for all of the liabilities and obligations of Distribution US.

                                   ARTICLE IV
             TREATMENT OF SHARES OF DISTRIBUTION US AND PERTH AMBOY

Section 4.01 - Cancellation of Shares of Stock of Distribution US

         At the Effective Time, each share of stock of Distribution US outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holders thereof, be cancelled.

Section 4.02 - Shares of Stock of Perth Amboy

         At the Effective Time, each share of stock of Perth Amboy outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, by unaffected by the Merger and shall remain outstanding as a share of stock in Perth Amboy.

                                    ARTICLE V
                             AMENDMENT, TERMINATION

Section 5.01 - Termination

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval by the sole shareholder of Distribution US or the sole shareholder of Perth Amboy, by mutual written consent of the Boards of Directors of Distribution US and Perth Amboy.

Section 5.02 - Effect of Termination

         If this Agreement is terminated pursuant to Section 5.01, this Agreement shall become void and of no effect with no liability on the part of either party thereto.

Section 5.03 - Amendment

         The parties hereto, by mutual consent of the Board of Directors of Distribution US and the Board of Directors of Perth Amboy, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before or after adoption and approval of this Agreement by the sole shareholder of Distribution US and the sole shareholder of Perth Amboy but not later than the Effective time; provided, however, that no such amendment, modification or supplement that has not been adopted and approval by the sole shareholder of Distribution US and the sole shareholder of Perth Amboy shall be inconsistent with the provisions of the DGCL and the NJPS.

                                   ARTICLE VI
                          COVENANTS OF DISTRIBUTION US

Section 6.01 - Covenants of Distribution US

         If at any time Perth Amboy shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect, or confirm of record in the Survivor the title to any property or right of Distribution US, or otherwise to carry out the provisions hereof, the property representatives of Distribution US as of the Effective Time shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Survivor, and otherwise to carry out the provisions hereof.

Section 6.02 - Authorization of Distribution US

         Upon or after the Effective Time, such persons as shall be authorized by the Board of Directors of Perth Amboy shall be authorized to execute, acknowledge, verify, deliver, file and record, for and in the name of Distribution US, any and all documents and instruments and shall do and perform any and all acts required by applicable law which the Board of Directors deems necessary or advisable, in order to effectuate the Merger and carry out the transactions contemplated hereby.

                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.01 - No Waivers

         No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.02 - Integration

         This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, between and among the parties with respect to the subject matter hereof. The parties acknowledge that there are no written agreements, contracts, covenants, promises, representations, warranties, inducements or understandings among them, with respect to the subjects hereof, except this Agreement.

Section 7.03 - Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 7.04 - Governing Law

         This agreement shall in all respects, including all matters of construction, validity and performance, be governed by, and construed in accordance with, the law of the State of Delaware without regard to principles of conflicts of law.

Section 7.05 - Counterparts

         This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement, and when executed shall be binding on the parties hereto.

Section 7.06 - Severability

         In the event that one or more of the provisions of this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                        [signatures follow on next page]

         IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed as of the date first above written.

                                GERDAU AMERISTEEL DISTRIBUTION INC.

                                By: Tom J. Landa
                                    --------------------------------------------
                                    Tom J. Landa
                                    Executive Vice President, Finance &
                                    Administration



                                GERDAU AMERISTEEL PERTH AMBOY INC.

                                By: Tom J. Landa
                                    --------------------------------------------
                                    Tom J. Landa
                                    Executive Vice President, Finance &
                                    Administration

                                    DELAWARE
                                 THE FIRST STATE



         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "GERDAU AMERISTEEL DISTRIBUTION US INC.", A DELAWARE CORPORATION,

         WITH AND INTO "GERDAU AMERISTEEL PERTH AMBOY INC." UNDER THE NAME OF "GERDAU AMERISTEEL PERTH AMBOY INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW JERSEY, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF SEPTEMBER, A.D. 2003, AT 11:22 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.









                                               /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State



3710337  8100M                                         AUTHENTICATION:  2664756
030628623                                                        DATE: 10-01-03

                                                       State of Delaware
                                                       Secretary of State
                                                     Division of Corporations
                                                   Delivered 11:22 AM 09/30/2003
                                                     FILED 11:22 AM 09/30/2003
                                                    SRV 030628623 - 2341771 FILE





                              CERTIFICATE OF MERGER
                                       OF
                     GERDAU AMERISTEEL DISTRIBUTION US INC.
                                  WITH AND INTO
                       GERDAU AMERISTEEL PERTH AMBOY INC.





         Pursuant to Title 8, Section 252 of the Delaware General Corporation Law ("DGCL") and Title 14A:10 of the New Jersey Statutes Annotated ("N.J.S.A."), the undersigned corporation hereby certifies to the following facts relating to the merger of Gerdau Ameristeel Distribution Inc., a Delaware corporation, with and into Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation:

         FIRST: The name and state of incorporation of each of the constituent corporations are Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation and Gerdau Ameristeel Distribution US Inc., a Delaware corporation.

         SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Section 252 of the DGCL and Title 14A:10 of the N.J.S.A.

         THIRD: The name of the surviving corporation is Gerdau Ameristeel Perth Amboy Inc.

         FOURTH: The Certificate of Incorporation of Gerdau Ameristeel Perth Amboy Inc. shall be the Certificate of Incorporation of the surviving entity.

         FIFTH: The shareholders of each of the constituent corporations approved of the Agreement and Plan of merger on September 29, 2003. The number of shares of each constituent corporation entitled to vote on the merger and the number of shares of each constituent corporation voted for and against the Agreement and Plan of Merger are as set forth below:

Corporation                      Number of Shares Entitled    Number of Shares voted in     Number of Shares Voted
                                          to Vote                       Favor                       Against
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gerdau Ameristeel                           100                          100                           0
Distribution US Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Gerdau Ameristeel Perth Amboy               100                          100                           0
Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

         SIXTH: The merger is to become effective upon the later to occur of (i) the filing of this Certificate of Merger with the Secretary of State of the State of Delaware and (ii) the filing of this Certificate of Merger with the Secretary of State of the State of New Jersey.

         SEVENTH: An executed copy of the Agreement and Plan of Merger is on file at 225 Elm Street, Perth Ambly, New Jersey 08862, the place of business of the surviving corporation.

         EIGHTH: An executed copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporation.

         NINTH: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 225 Elm Street, Perth Amboy, New Jersey 08862.



                        [signatures follow on next page]

         IN WITNESS WHEREOF, each of the constituent corporations has caused this certificate to be signed by an authorized officer as of the 29th day of September, 2003.

                                  GERDAU AMERISTEEL PERTH AMBOY INC.

                                  By: Tom Landa
                                      ------------------------------------------
                                      Tom J. Landa
                                      Executive Vice President, Finance &
                                      Administration



                                  GERDAU AMERISTEEL DISTRIBUTION US INC.

                                  By: Tom Landa
                                      ------------------------------------------
                                      Tom J. Landa
                                      Executive Vice President, Finance &
                                      Administration

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                      GERDAU AMERISTEEL DISTRIBUTION INC.,
                             A DELAWARE CORPORATION

                                       AND

                       GERDAU AMERISTEEL PERTH AMBOY INC.,
                            A NEW JERSEY CORPORATION


         This AGREEMENT AND PLAN OF MERGER (the "Agreement"), by and between Gerdau Ameristeel Distribution Inc., a Delaware corporation ("Distribution US"), and Gerdau Ameristeel Perth Amboy Inc., a New Jersey corporation ("Perth Amboy"), is made as of the 29th day of September, 2003.

                               W I T N E S S E T H

         WHEREAS, each of Distribution US and Perth Amboy desire hereby to set forth the terms and conditions upon which Distribution US shall merge with and into Perth Amboy (the "Merger"), following which Perth Amboy shall be the surviving corporation (sometimes hereinafter in such capacity, the "Survivor"); and

         WHEREAS, Section 252 of the General Corporation Law of the State of Delaware (the "DGCL") authorizes the merger of a Delaware corporation and a foreign corporation, and Title 14A:10-7 of the New Jersey Statutes Annotated ("NJSA") authorizes the merger of a New Jersey corporation and a foreign corporation; and

         WHEREAS, the Board of Directors of Distribution US has (i) approved this Agreement and the consummation of the Merger, and (ii) caused this Agreement to be submitted to the sole shareholder of Distribution US for approval; and

         WHEREAS, the Board of Directors of Perth Amboy has (i) approved this Agreement and the consummation of the Merger, and (ii) caused this Agreement to be submitted to the sole shareholder of Perth Amboy for approval; and

         WHEREAS, the sole shareholder of Distribution US and the sole shareholder of Perth Amboy have each approved of the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   THE MERGER

Section 1.01 - The Merger

         (a) Pursuant to the terms of this Agreement, Distribution US shall merge with and into Perth Amboy. Perth Amboy shall cause to be filed a Certificate of Merger (the "Merger Certificate") with the Office of the Secretary of State of the State of Delaware. The Merger will take effect upon the later to occur of (i) the filing of the Merger Certificate with the Secretary of State of the State of Delaware and (ii) the filing of the Merger Certificate with the Secretary of State of the State of New Jersey (the "Effective Time").

         (b) At the Effective Time, Distribution US shall be merged with and into Perth Amboy, whereupon the separate existence of Distribution US shall cease, and Perth Amboy shall be the surviving entity of the Merger.

         (c) Perth Amboy as the surviving corporation shall continue its existence as a corporation under the laws of the State of Delaware.

                                   ARTICLE II
                                  THE SURVIVOR

Section 2.01 - The Survivor

         The name of the surviving corporation is Gerdau Ameristeel Perth Amboy Inc.

Section 2.02 - Certificate of Incorporation

         The Certificate of Incorporation of Perth Amboy in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Survivor unless and until duly amended as provided therein or by applicable law.

                                   ARTICLE III
                       TRANSFER OF ASSETS AND LIABILITIES

Section 3.01 - Transfer and Conveyance

         At the Effective Time, all of the rights, privileges and powers of Perth Amboy and Distribution US, and all property, real, personal and mixed, and all debts due to each of Perth Amboy and Distribution US, as well as all other things and causes of action belonging to each of Perth Amboy and Distribution US shall be vested in Perth Amboy as the Survivor, and shall thereafter be the property of the Survivor.

Section 3.02      Assumption

         At the Effective Time, Perth Amboy, as the Survivor, shall be liable for all of the liabilities and obligations of Distribution US.

                                   ARTICLE IV
             TREATMENT OF SHARES OF DISTRIBUTION US AND PERTH AMBOY

Section 4.01 - Cancellation of Shares of Stock of Distribution US

         At the Effective Time, each share of stock of Distribution US outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holders thereof, be cancelled.

Section 4.02 - Shares of Stock of Perth Amboy

         At the Effective Time, each share of stock of Perth Amboy outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, by unaffected by the Merger and shall remain outstanding as a share of stock in Perth Amboy.

                                    ARTICLE V
                             AMENDMENT, TERMINATION

Section 5.01 - Termination

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval by the sole shareholder of Distribution US or the sole shareholder of Perth Amboy, by mutual written consent of the Boards of Directors of Distribution US and Perth Amboy.

Section 5.02 - Effect of Termination

         If this Agreement is terminated pursuant to Section 5.01, this Agreement shall become void and of no effect with no liability on the part of either party thereto.

Section 5.03 - Amendment

         The parties hereto, by mutual consent of the Board of Directors of Distribution US and the Board of Directors of Perth Amboy, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before or after adoption and approval of this Agreement by the sole shareholder of Distribution US and the sole shareholder of Perth Amboy but not later than the Effective time; provided, however, that no such amendment, modification or supplement that has not been adopted and approval by the sole shareholder of Distribution US and the sole shareholder of Perth Amboy shall be inconsistent with the provisions of the DGCL and the NJPS.

                                   ARTICLE VI
                          COVENANTS OF DISTRIBUTION US

Section 6.01 - Covenants of Distribution US

         If at any time Perth Amboy shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect, or confirm of record in the Survivor the title to any property or right of Distribution US, or otherwise to carry out the provisions hereof, the property representatives of Distribution US as of the Effective Time shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Survivor, and otherwise to carry out the provisions hereof.

Section 6.02 - Authorization of Distribution US

         Upon or after the Effective Time, such persons as shall be authorized by the Board of Directors of Perth Amboy shall be authorized to execute, acknowledge, verify, deliver, file and record, for and in the name of Distribution US, any and all documents and instruments and shall do and perform any and all acts required by applicable law which the Board of Directors deems necessary or advisable, in order to effectuate the Merger and carry out the transactions contemplated hereby.

                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.01 - No Waivers

         No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.02 - Integration

         This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, between and among the parties with respect to the subject matter hereof. The parties acknowledge that there are no written agreements, contracts, covenants, promises, representations, warranties, inducements or understandings among them, with respect to the subjects hereof, except this Agreement.

Section 7.03 - Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 7.04 - Governing Law

         This agreement shall in all respects, including all matters of construction, validity and performance, be governed by, and construed in accordance with, the law of the State of Delaware without regard to principles of conflicts of law.

Section 7.05 - Counterparts

         This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement, and when executed shall be binding on the parties hereto.

Section 7.06 - Severability

         In the event that one or more of the provisions of this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                        [signatures follow on next page]

         IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed as of the date first above written.

                                  GERDAU AMERISTEEL DISTRIBUTION INC.

                                  By:                   Tom Landa
                                      ------------------------------------------
                                      Tom J. Landa
                                      Executive Vice President, Finance &
                                      Administration



                                  GERDAU AMERISTEEL PERTH AMBOY INC.

                                  By: Tom Landa
                                      ------------------------------------------
                                      Tom J. Landa
                                      Executive Vice President, Finance &
                                      Administration